Related Parties	5 Months Ended
Aug. 31, 2020
Related Parties
Note 3 - Related Parties

During the period from inception (April 15, 2020) to August 31, 2020, SBS Management LLC, a company controlled by Mr. Scott Stevens and who is a member of the Company's board of directors, was paid $53,000 of management fees and the Company reimbursed SBS Management LLC $20,000 for rent expense.

During the period from inception (April 15, 2020) to August 31, 2020, Gray’s Peak Capital, a company founded by Mr. Scott Stevens and who is a member of the Company’s board of directors, made advances to the Company to cover certain operating expenses. These advances are unsecured, non-interest bearing, with no formal terms of repayment. As of August 31, 2020, the amounts due Gray’s Peak Capital for these advances was $27,870 and was included in accounts payable – related party on the accompanying balance sheet.